TRANSCRIPT – Renaissance Village Video (2 minutes)

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Welch, West Virginia

McDowell County

Jason Crum, Vendor, Welch: I've seen pictures of this town when it was in its heyday, and the streets were full of people.

Josh Sword, President, WV AFL-CIO: And unfortunately, that all changed when the natural resources changed.

Randi Weingarten, President, American Federation of Teachers: As the coal companies pulled out, the towns were abandoned.

Harpreet Peleg, CEO HIT Subsidiary Building America CDE, Inc.: And if the industry is changing, the only way that those communities thrive again is through education.

Gayle Manchin, Fmr. VP WV State Board of Education: Teacher housing was the critical issue.

Bob Brown, Treasurer, Reconnecting McDowell: If you're teaching here, you're probably driving 45 minutes to an hour to get here.

Greg Cruey, President, McDowell County AFT: And we lose them because they can't put down roots here.

Clifton Brown, Board Member, Reconnecting McDowell: And thank God, AFT came up and said, "We're going to build something, and we're going to call it Renaissance Village."

Randi Weingarten: It became important to actually build something on Main Street, so that you could create a new vitality.

Ted Chandler, Senior Managing Director, AFL-CIO HIT: AFT approached us about how we could be helpful in the development of Renaissance Village.

Randi Weingarten: It really became HIT, the Housing Investment Trust that helped us put it together.

Chang Suh, CFA, CEO, AFL-CIO HIT: The Housing Investment Trust invests union and pension capital to create valuable union construction jobs and to help create affordable housing.

Harpreet Peleg: We were thrilled to provide new market tax credits to this project to get it through the finish line, so it could be constructed and built.

Liz Shuler, Secretary-Treasurer, AFL-CIO: When the union comes in, lends its resources to an effort like Renaissance Village, we're there to stay.

Randi Weingarten: A new building sends that message that you're here to stay, that this is an investment. Thank God for HIT, which really became the key for us to be able to do this.

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Renaissance Village Impact:

100% Union Built

$2.7 Million in Tax Revenue

$20.3 Million in Total Economic Benefit

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[AFT Logo] Proud Sponsor of [Reconnecting McDowell Logo]

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Renaissance Village

Union Built Project

[AFL-CIO HIT Logo] and [Building America CDE Logo]

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AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.